UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2019

HELIX TCS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55722	81-4046024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

10200 E. Girard Avenue, Suite B420 Denver, CO 80231
(Address of principal executive offices)

Registrant’s telephone number, including area code (720) 328-5372

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HLIX	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 of this Current Report on Form 8-K regarding the Merger Agreement (as such term is defined in Item 2.01 below) is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K filed by Helix TCS, Inc. (the “Company”) on February 11, 2019 (the “February Form 8-K”), the Company and its wholly-owned subsidiary, Helix Acquisition Sub, Inc. (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) on February 5, 2019 with Green Tree International, Inc. (“GTI”) and Steve Janjic, as the representative of the GTI shareholders, pursuant to which Merger Sub, subject to the satisfaction or waiver of specified conditions, was to merge with and into GTI (the “Merger”), with GTI surviving the Merger.

On September 10, 2019, the Company closed the Merger and entered into an Addendum No. 1 to the Merger Agreement acknowledging and approving certain events that occurred since signing as well as implementing various related amendments to the Merger Agreement (the “Addendum”).

For more information on the Merger and the Merger Agreement, see the February Form 8-K, which is incorporated into this Item 2.01 by reference. The Merger Agreement and Addendum are filed as Exhibits 2.3 and 2.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On September 10, 2019, in connection with closing the Merger, the Company issued 16,765,605 unregistered shares of Company common stock to GTI shareholders, of which 4,140,274 shares were held back to satisfy indemnification obligations in the Merger Agreement, if necessary.

On September 3, 2019, pursuant to that certain Convertible Promissory Note dated March 1, 2019 by the Company in favor of Diamond Rock, LLC, the Company issued 16,568 unregistered shares of Company common stock to Diamond Rock, LLC as quarterly “PIK Interest” payable under such agreement.

The issuances of the Company’s common stock in connection with the foregoing were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance of the exemption from registration provided by Section 4(a)(2) of the Securities Act because such issuances did not involve a public offering.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2019, the Company’s Board of Directors (the “Board”) received the resignation of Patrick Vo as a member of the Board effective immediately. Mr. Vo’s resignation was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Effective September 12, 2019, in connection with Mr. Vo’s resignation and the closing of the Merger, the Board appointed Steve Janjic as a member of the Board, to hold office until the Company’s next annual meeting of stockholders or until his successor is duly elected and qualified.

Mr. Janjic has more than twenty years of experience in the financial markets. Until the closing of the Merger, Mr. Janjic was the founder and CEO of GTI. Prior to founding GTI in 2014, he was the Director of FX Sales at Tullett Prebon, one of the world’s largest and oldest institutional brokerage firms. At Tullett Prebon, Mr. Janjic established a global sales force focusing on Institutional e-Commerce and Prime Brokerage Sales/Distribution. Previously, Mr. Janjic was the Global Head of eFX/IRS Sales and Distribution at Christopher Street Capital (GFI Securities Group). He has held senior management positions in several global organizations, including Morgan Stanley’s FX Group, and played an integral part in the success in a number of thriving startup companies, such as the 2010 IPO of Gain Capital Group. Mr. Janjic studied finance at the University of South Carolina and obtained his M.D. from St Mary’s Medical College.

Other than the Merger, there have been no transactions in which the Company has participated and in which Mr. Janjic had a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On September 12, 2019, the Company issued a press release announcing the closing of the Merger. A copy of this press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Current Report on Form 8-K under Item 7.01 is being “furnished” and not “filed” with the SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, unless specifically identified as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)       Financial Statements of Businesses Acquired.

To the extent required, the Company intends to file the financial statements required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(b)       Pro Forma Financial Information.

To the extent required, the Company intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K no later than 71 days after the required filing date for this Current Report on Form 8-K.

(d)       Exhibits.

Exhibit No.	Description

2.3	Agreement and Plan of Merger, dated February 5, 2019, by and among Helix TCS, Inc., Helix Acquisition Sub, Inc., Green Tree International, Inc. and the Securityholder Representative.
2.4	Addendum No. 1, dated as of September 10, 2019, to the Agreement and Plan of Merger, dated February 5, 2019, by and among Helix TCS, Inc., Helix Acquisition Sub, Inc., Green Tree International, Inc. and the Securityholder Representative.
99.1	Press release dated September 12, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIX TCS, INC.

Date: September 13, 2019	/s/ Scott Ogur
Scott Ogur
Chief Financial Officer

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